RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
Related Party Transaction Due From To Related Party [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 31: RELATED PARTY TRANSACTIONS

The Group has entered into transactions with the members of the Board of Directors of the Bank, the General Managers and the members of the Executive Committees of the Bank, the key management of other Group companies, as well as with the close members of family and entities controlled or jointly controlled by those persons.

All loans granted to related parties (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features, except for the following transactions:

The Bank grants loans to its employees on preferential terms compared to customers that are not employees. This policy, which is common practice for banks in Greece, applies only to employees and not to close members of family and entities controlled by them. The preferential terms mainly refer to a lower fixed interest rate of 3.0% for mortgage loans, while collateral is required as in the ordinary course of business. As such, certain General Managers and members of the Executive Committees of the Bank have taken loans with reduced interest rates of total amount EUR 25.6 million as of December 31, 2011.

The aggregate amount of loans, deposits and letters of guarantee to such related parties totaled EUR 26.2 million, EUR 10.9 million and EUR 0.2 million respectively as at December 31, 2011 (2010: EUR 256.3 million, EUR 22.2 million and EUR 13.6 million respectively). The Group has also entered into transactions with its affiliates, which are accounted for by the equity method (see Note 12). The aggregate amount of receivables from affiliates totaled EUR 3.8 million, the amount of payables to affiliates totaled EUR 776.2 million and the amount of letters of guarantee to affiliates totaled EUR 14.9 million as at December 31, 2011 (2010: EUR 8.8 million, EUR 766.6 million and EUR 13.4 million respectively). The aggregate amount of income from affiliates totaled EUR 1.6 million and the amount of expense to affiliates totaled EUR 31.7 million (2010: EUR 2.6 million and EUR 32.9 million respectively).

The total receivables of the Group from the employee benefits related funds as at December 31, 2011, amounted to EUR 413.7 million (2010: EUR 298.1 million). The total payables of the Group to the employee benefits related funds as at December 31, 2011, amounted to EUR 116.0 million (2010: EUR 87.6 million).